RESIDENTIAL FUNDING CORPORATION

Letter Regarding Uniform Single Attestation
Program for Mortgage Bankers
December 31, 1996

INDEPENDENT AUDITORS' REPORT


Board of Directors
Residential Funding Corporation
Minneapolis, Minnesota  55437

We have examined management's  assertion about Residential Funding Corporation's
(RFC) compliance with their minimum servicing standards in their role as Master Servicer as of and for the year ended December 31, 1996 included in the accompanying management assertion. Such assertions were examined related to those mortgage loans included in the Series of Certificates listed in the attached Exhibit 1. Our testing procedures were applied only to the Series of Certificates serviced on or before September 30, 1996. Direct servicing functions are performed by various subservicers. Management is responsible for RFC's compliance with their minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about RFC's compliance with their minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. Loans and Series of Certificates subject to such


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procedures


                                                   2



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were selected from RFC's portfolio using sampling methods.  Accordingly, we make no representation that our examination procedures were performed on specific Series of Certificates listed in the attached Exhibit 1. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on RFC's compliance with their minimum servicing standards.

In our opinion, management's assertion that RFC complied with the aforementioned minimum servicing standards as of and for the year ended December 31, 1996 is fairly stated in all material respects except for noncompliance with item VI of RFC's minimum servicing standards.

This report is intended solely for the information of the Board of Directors and management of RFC and others for whom RFC services mortgage loans for the Series of Certificates included in the attached Exhibit 1 and should not be used for any other purpose.




January 24, 1997

EXHIBIT I

RESIDENTIAL FUNDING CORPORATION

SERVICED SERIES WITH INITIAL CUTOFF DATE PRIOR TO
SEPTEMBER 30, 1996

     1986 Series 1986-12  1986-15  1986-PC-7R  1986-U1  1986-U5  1986-U7 1986 NY
Series A

1987 Series
     1987-1 1987-2 1987-3 1987-4 1987-6 1987-S1  1987-S2 1987-S4 1987-S5 1987-S7
1987-S8  1987-S9  1987-SA1  1987-U3  1987-U4  1987-U5  1987-U6  1987-U7  1987-U9
1987-U10  1987-U11-A  1987-U13-A  1987-U14  1987-U15  1987-U16 1987-U17 1987-U18
1987-U19 1987-WH1-A 1987-WH1-B 1987-WH1-C 1987-NY Series A

1988 Series
     1988-3A 1988-3B 1988-3C  1988-4B 1988-4C 1988-4D 1988-S1  1988-SW1  1988-U1
1988-U2 1988-U3 1988-U4 1988-U5 1988-U8 1988-U9 1988-U10 1988-NY Series A

1989 Series
     1989-2 1989-3A  1989-3B  1989-3C  1989-4A  1989-4B  1989-4C 1989-4D 1989-4E
1989-5A 1989-5B 1989-7 1989-3/PBSFC 1989-4/PBSFC 1989-S1 1989-S2 1989-S3 1989-S4
1989-S5 1989-S6 1989-SW1A 1989-SW1B 1989-SW2 1989-U1 1989-WH1



1990 Series
     1990-2  1990-3A  1990-3B  1990-3C  1990-5 1990-6 1990-8  1990-PC1  1990-PC2
1990-PC3  1990-PC4  1990-PC5  1990-PC6  1990-S1  1990-S14  1990-MS1A   1990-MS1B
1990-MS1C  1990-MS1D 1990-MS1E 1990-SW1A 1990-SW1B 1990-SW1C 1990-SW2A 1990-SW2B
1990-SW3  1990-R16  1990-WH1 1990-WH2 1990C-1A 1990C-1B 1990C-1C 1990C-1D
1990C-1E 1990C-1F 1990C-1G 1990C-1H 1990C-1I 1990C-1J 1990C-1K 1990-NY Series A

1991 Series
     1991-3 1991-4 1991-20 1991-21A  1991-21B 1991-21C 1991-23 1991-25A 1991-25B
1991-R9 1991-R13  1991-R14 1991-S8 1991-S11  1991-S24 1991-S29 1991-S30 1991-S31
1991-MS1A  1991-MS1B  1991-MS1C 1991-MS2 1991-MS3A 1991-MS3B 1991-MS3C 1991-SW1A
1991-SW1B 1991-SW1C 1991-SW5A 1991-SW5B 1991-WH4A 1991-WH4B 1991-J2 1991-J3

1992 Series
     1992-S1  1992-S2  1992-S3  1992-S4  1992-S5 1992-S6 1992-S7 1992-S8 1992-S9
1992-S10  1992-S11 1992-S12 1992-13 1992-S14 1992-S15 1992-S16 1992-17A 1992-17B
1992-17C 1992-S18 1992-S19 1992-S20 1992-S21 1992-S22 1992-S23 1992-S24 1992-S25
1992-S26 1992-S27 1992-S28 1992-S29 1992-S30 1992-S31 1992-S32 1992-S33 1992-S34
1992-S35  1992-S36  1992-S37 1992-S38 1992-S39 1992-S40 1992-S41 1992-S42
1992-S43  1992-S44  1992-SW1A  1992-SW1B  1992-SW1C  1992-SW3  1992-SW4 1992-SW5
1992-SW6  1992-SW7  1992-SW12  1992-U2 1992-U10  1992-U11 1992-WH8 1992-A
1992-D 1992-2 1992-4 1992-5 1992-J1 1992-J9 1992-J10

1993 Series
     1993-1 1993-6 1993-19 1993-J1  1993-J2  1993-J3  1993-J4  1993-J6  1993-MZ1
1993-MZ2  1993-MZ3   1993-PC3  1993-PC6  1993-PC7    1993-PC9A   1993-PC9B
1993-PC9C 1993-PC9D 1993-PC9F 1993-PC9G 1993-PC9H 1993-PC9I 1993-PC9J 1993-PC11A
1993-PC11B  1993-PC11C  1993-PC12  1993-PC12A  1993-S1  1993-S2  1993-S3 1993-S4
1993-S5  1993-S6 1993-S7 1993-S8 1993-S9  1993-S10  1993-S11  1993-S12  1993-S13
1993-S14 1993-S15 1993-S16 1993-S17 1993-S18 1993-S20 1993-S21 1993-S22 1993-S23
1993-S24 1993-S25 1993-S26 1993-S27 1993-S28 1993-S29 1993-S30 1993-S31 1993-S32
1993-S33  1993-S34  1993-S35 1993-S36 1993-S37 1993-S38 1993-S39 1993-S40
1993-S41 1993-S42 1993-S43 1993-S44 1993-S45 1993-S46 1993-S47 1993-S48 1993-S49
1993-WH2 1993-WH4A 1993-WH4B  1993-WH4C 1993-WH8 1993-WH10 1993-WH13  1993-WH13A
1993-WH14    1993-WH14A-94    1993-WH15A    1993-WH15B   1993-WH15C   1993-WH15D
1993-WH15E-94    1993-WH15F-94    1993-WH15G-94    1993-WH15H-94   1993-WH15I-94
1993-WH15J-94 1993-WH15K-94

1994 Series
     1994-MZ1  1994-RS4  1994-S1 1994-S2 1994-S3 1994-S5 1994-S6 1994-S7 1994-S8
1994-S9 1994-S10 1994-S11 1994-S12 1994-S13 1994-S14 1994-S15 3  1994-S16I
1994-S16II  1994-S16III  1994-S17  1994-S18  1994-S19 1994-S20 1994-WH1 1994-WH2
1994-WH3 1994-WH4A  1994-WH4B  1994-WH4C  1994-WH4D 1994-WH4E 1994-WH4F 1994-WH5
1994-WH8 1994-WH9 1994-WH10 1994-WH11A  1994-WH11B 1994-WH12 1994-WH14 1994-WH15
1994-WH16A 1994-WH16B 1994-WH16C 1994-WH16D 1994-WH17 1994-WH18 1994-WH20
1994-WH21A 1994-WH21B 1994-WH22 1994-WH23

1995  Series
     1995-HWH1  1995-HWH2  1995-HWH3  1995-HWH4 1995-HWH5 1995-1 1995-J1 1995-J2
1995-J3  1995-J4  1995-K1  1995-KS1  1995-KS2  1995-KS3-I  1995-KS3-II  1995-KS4
1995-Q1 1995-QS1 1995-S1 1995-S2 1995-S3 1995-S4 1995-S6 1995-S7 1995-S8 1995-S9
1995-S10  1995-S11  1995-S12 1995-S13 1995-S14 1995-S15 1995-S16 1995-S17
1995-S18 1995-S19 1995-S21 1995-WH1 1995-WH2 1995-WH3 1995-WH4 1995-WH5 1995-WH7
1995-WH8 1995-WH9 1995-WH10  1995-WH11  1995-WH12  1995-WH13 1995-WH14 1995-WH15
1995-WH16  1995-WH17   1995-WH18   1995-WH19   1995-WH20  1995-WH21   1995-WH22A
1995-WH22B 1995-WH23

1996 Series
     1996-HS1  1996-HS2  1996-KS1  1996-KS2  1996-KS3   1996-KS4-I   1996-KS4-II
1996-QS1-I  1996-QS1-II 1996-QS2 1996-QS3-I  1996-QS3-II  1996-QS4-I 1996-QS4-II
1996-QS5-I  1996-QS5-II  1996-QS6 1996-S1 1996-S2 1996-S3 1996-S4 1996-S5
1996-S6 1996-S7 1996-S8 1996-S9 1996-S10  1996-S11  1996-S12  1996-S13  1996-S14
1996-S15  1996-S16  1996-S17  1996-S18  1996-S19  1996-S20  1996-WH1A  1996-WH1B
1996-WH2  1996-WH3  1996-WH4  1996-WH4B  1996-WH4C  1996-WH4D  1996-WH4E
1996-WH4F 1996-WH4G-I 1996-WH4G-II 1996-WH5 1996-WH6 1996-WH7 1996-WH9 1996-WH10
1996-WH11 1996-WH12 1996-WH14 1996-WH15A 1996-WH15B 1996-WH15C

EXHIBIT II

RESIDENTIAL FUNDING CORPORATION

SERVICED SERIES AS OF SEPTEMBER 30, 1996


Loans Serviced for Others:

    Citizens Thrift & Loan Association
         Pool 5001

    Liberty Lending Services, Inc.
         Pool 5900

    Metropolitan Bank
         Pool 5901

    Owensboro National Bank
         Pool 5002

    Salomon Brothers Realty
         Pool 5005

    Argo Federal Savings Bank
         Pools 5000 & 5004

Deloitte & Touche LLP
400 One Financial Plaza
120 South Sixth Street
Minneapolis, Minnesota  55402

As of and for the year ended December 31, 1996,  Residential Funding Corporation
(RFC) has complied in all material respects with our minimum servicing standards set forth below for those loans serviced for others under master servicing arrangements except as stated in Section VI Delinquencies. Direct servicing functions are performed by various subservicers.

Our minimum standards are:

I.   CUSTODIAL BANK ACCOUNTS


 1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

          a.       be mathematically accurate;

          b. be prepared within thirty (30) calendar days after the cutoff date;

          c. be reviewed and approved by someone other than the person who prepared the reconciliation, and document explanation for reconciling items.

          d. these reconciling items shall be resolved within ninety (90) calendar days of their original identification.

 2. Each custodial and escrow account as maintained by the master servicer and subservicer shall be maintained in an eligible account in trust for the applicable certificateholders as prescribed by applicable pooling and servicing agreements.

 3. Funds shall be advanced by the master servicer or the subservicer, as required by applicable pooling and servicing agreements in accordance with the amortization schedules of each mortgage loan, or for overdrafts in the mortgagers escrow accounts.

II.  SUBSERVICER REMITTANCES

         1. Remittances for mortgage payments and payoffs received from subservicers shall be deposited into the applicable investor custodial bank account within one business day of receipt.

         2. Remittances from subservicers shall be reconciled to applicable mortgagor records during the appropriate accounting cycle.

         3. Reconciliations shall be performed monthly for each subservicer remittance.
                  These reconciliations shall:

                  a.       be mathematically accurate;

                  b. be prepared within thirty (30) days after the cutoff date.

III.      DISBURSEMENTS

         1. Disbursements to investors shall be made in accordance with the applicable pooling and servicing agreements and/or the prospectus indicating how cash flows are to be allocated.

         2. Amounts remitted to investors per our investor reports shall agree with the custodial bank statements.

         3. Only permitted withdrawals per the applicable pooling and servicing agreements shall be made from the custodial accounts for certificateholders.

         4. Disbursements of investor funds from custodial accounts via wire transfer shall be made only by authorized personnel.

IV.  INVESTOR ACCOUNTING AND REPORTING

         Statements to the certificateholders shall be made with each monthly distribution in accordance with applicable pooling and servicing agreements detailing the applicable distribution activity and effect on the unpaid principal balance of the mortgage loans.

V.    MORTGAGOR LOAN ACCOUNTING

         1. Uniform Single Attestation Program reports from subservicers will be obtained to provide a basis in meeting our minimum servicing standards.

         2. Mortgage loan records shall agree with, or reconcile to, the mortgage loan records maintained by the subservicer with respect to unpaid principal balance on a monthly basis.

VI.  DELINQUENCIES

         Reports  from  subservicers   identifying  delinquent  loans  shall  be
         received and reviewed monthly. Reports shall be made with each distribution to certificateholders as to the number and aggregate principal balances of delinquent mortgage loans, based on the most recent reports furnished by the subservicers.

         Modifications to investor reporting resulted in delinquency amounts not being accurately reported for certain loans. These discrepancies were corrected in the immediate subsequent accounting period.

VII. INSURANCE POLICIES

         As of and for this same period,  RFC had in effect a fidelity  bond and
         errors  and  omissions   policy  in  the  amount  of  $150,000,000  and
         $60,000,000, respectively.

/s/Bruce Paradis
--------------------------------
Bruce Paradis
Managing Director/President



/s/Davee Olson
--------------------------------
Davee Olson
Managing Director/Chief Financial Officer



/s/Christopher Nordeen
--------------------------------
Christopher Nordeen
Managing Director/Distribution

EXHIBIT I

RESIDENTIAL FUNDING CORPORATION

SERVICED SERIES WITH INITIAL CUTOFF DATE PRIOR TO SEPTEMBER 30, 1996
DECEMBER 31, 1996
-------------------------------------------------------------------------------


1986 Series
     1986-12 1986-15 1986-PC-7R 1986-U1  1986-U5 1986-U7 1986 NY Series A

1987 Series
     1987-1 1987-2 1987-3 1987-4 1987-6 1987-S1  1987-S2 1987-S4 1987-S5 1987-S7
1987-S8  1987-S9  1987-SA1  1987-U3  1987-U4  1987-U5  1987-U6  1987-U7  1987-U9
1987-U10  1987-U11-A  1987-U13-A  1987-U14  1987-U15  1987-U16 1987-U17 1987-U18
1987-U19 1987-WH1-A 1987-WH1-B 1987-WH1-C 1987-NY Series A

1988 Series
     1988-3A 1988-3B  1988-3C  1988-4B  1988-4C 1988-4D 1988-S1  1988-SW1
1988-U1 1988-U2 1988-U3 1988-U4 1988-U5 1988-U8 1988-U9  1988-U10 1988-NY Series
A


1989 Series
     1989-2 1989-3A  1989-3B  1989-3C  1989-4A  1989-4B  1989-4C 1989-4D 1989-4E
1989-5A 1989-5B 1989-7 1989-3/PBSFC 1989-4/PBSFC 1989-S1 1989-S2 1989-S3 1989-S4
1989-S5 1989-S6 1989-SW1A 1989-SW1B 1989-SW2 1989-U1 1989-WH1

1990 Series
     1990-2  1990-3A  1990-3B  1990-3C  1990-5 1990-6  1990-8  1990-PC1
1990-PC2  1990-PC3   1990-PC4  1990-PC5  1990-PC6  1990-S1  1990-S14   1990-MS1A
1990-MS1B  1990-MS1C 1990-MS1D 1990-MS1E 1990-SW1A 1990-SW1B 1990-SW1C 1990-SW2A
1990-SW2B   1990-SW3  1990-R16  1990-WH1  1990-WH2  1990C-1A  1990C-1B  1990C-1C
1990C-1D  1990C-1E 1990C-1F 1990C-1G 1990C-1H 1990C-1I 1990C-1J 1990C-1K 1990-NY
Series A

1991 Series
     1991-3 1991-4 1991-20  1991-21A  1991-21B  1991-21C 1991-23 1991-25A
1991-25B 1991-R9 1991-R13  1991-R14 1991-S8 1991-S11  1991-S24 1991-S29 1991-S30
1991-S31 1991-MS1A  1991-MS1B  1991-MS1C 1991-MS2 1991-MS3A  1991-MS3B 1991-MS3C
1991-SW1A  1991-SW1B  1991-SW1C  1991-SW5A 1991-SW5B 1991-WH4A 1991-WH4B 1991-J2
1991-J3

1992 Series
     1992-S1  1992-S2  1992-S3  1992-S4  1992-S5 1992-S6 1992-S7 1992-S8 1992-S9
1992-S10  1992-S11  1992-S12  1992-13  1992-S14  1992-S15  1992-S16
1992-17A 1992-17B 1992-17C 1992-S18 1992-S19 1992-S20 1992-S21 1992-S22 1992-S23
1992-S24 1992-S25 1992-S26 1992-S27 1992-S28 1992-S29 1992-S30 1992-S31 1992-S32
1992-S33 1992-S34 1992-S35 1992-S36 1992-S37 1992-S38 1992-S39 1992-S40 1992-S41
1992-S42  1992-S43  1992-S44  1992-SW1A  1992-SW1B  1992-SW1C  1992-SW3 1992-SW4
1992-SW5 1992-SW6  1992-SW7  1992-SW12 1992-U2 1992-U10 1992-U11 1992-WH8
1992-A 1992-D 1992-2 1992-4 1992-5 1992-J1 1992-J9 1992-J10

1993 Series
     1993-1 1993-6 1993-19 1993-J1  1993-J2  1993-J3  1993-J4  1993-J6  1993-MZ1
1993-MZ2  1993-MZ3  1993-PC3 1993-PC6  1993-PC7  1993-PC9A  1993-PC9B  1993-PC9C
1993-PC9D  1993-PC9F   1993-PC9G   1993-PC9H   1993-PC9I  1993-PC9J   1993-PC11A
1993-PC11B  1993-PC11C  1993-PC12  1993-PC12A  1993-S1  1993-S2  1993-S3 1993-S4
1993-S5  1993-S6  1993-S7  1993-S8  1993-S9  1993-S10  1993-S11  1993-S12
1993-S13 1993-S14 1993-S15 1993-S16 1993-S17 1993-S18 1993-S20 1993-S21 1993-S22
1993-S23 1993-S24 1993-S25 1993-S26 1993-S27 1993-S28 1993-S29 1993-S30 1993-S31
1993-S32 1993-S33 1993-S34 1993-S35 1993-S36 1993-S37 1993-S38 1993-S39 1993-S40
1993-S41 1993-S42 1993-S43 1993-S44 1993-S45 1993-S46 1993-S47 1993-S48 1993-S49
1993-WH2 1993-WH4A  1993-WH4B  1993-WH4C  1993-WH8  1993-WH10  1993-WH13
1993-WH13A 1993-WH14  1993-WH14A-94  1993-WH15A 1993-WH15B 1993-WH15C 1993-WH15D
1993-WH15E-94    1993-WH15F-94    1993-WH15G-94    1993-WH15H-94   1993-WH15I-94
1993-WH15J-94 1993-WH15K-94

1994 Series
     1994-MZ1  1994-RS4  1994-S1 1994-S2 1994-S3 1994-S5 1994-S6 1994-S7 1994-S8
1994-S9  1994-S10  1994-S11   1994-S12  1994-S13  1994-S14  1994-S15   1994-S16I
1994-S16II  1994-S16III  1994-S17  1994-S18  1994-S19  1994-S20  1994-WH1
1994-WH2 1994-WH3 1994-WH4A  1994-WH4B  1994-WH4C  1994-WH4D 1994-WH4E 1994-WH4F
1994-WH5 1994-WH8 1994-WH9 1994-WH10  1994-WH11A  1994-WH11B 1994-WH12 1994-WH14
1994-WH15  1994-WH16A   1994-WH16B  1994-WH16C  1994-WH16D  1994-WH17  1994-WH18
1994-WH20 1994-WH21A 1994-WH21B 1994-WH22 1994-WH23


1995 Series
     1995-HWH1  1995-HWH2  1995-HWH3  1995-HWH4  1995-HWH5  1995-1 1995-J1
1995-J2 1995-J3 1995-J4 1995-K1 1995-KS1 1995-KS2 1995-KS3-I  1995-KS3-II
1995-KS4  1995-Q1  1995-QS1  1995-S1  1995-S2  1995-S3  1995-S4  1995-S6 1995-S7
1995-S8 1995-S9 1995-S10  1995-S11  1995-S12 1995-S13 1995-S14 1995-S15 1995-S16
1995-S17 1995-S18 1995-S19 1995-S21 1995-WH1 1995-WH2 1995-WH3 1995-WH4 1995-WH5
1995-WH7 1995-WH8 1995-WH9 1995-WH10  1995-WH11  1995-WH12  1995-WH13  1995-WH14
1995-WH15  1995-WH16  1995-WH17 1995-WH18  1995-WH19  1995-WH20 1995-WH21
1995-WH22A 1995-WH22B 1995-WH23

1996 Series
     1996-HS1  1996-HS2  1996-KS1  1996-KS2  1996-KS3   1996-KS4-I   1996-KS4-II
1996-QS1-I  1996-QS1-II 1996-QS2 1996-QS3-I  1996-QS3-II  1996-QS4-I 1996-QS4-II
1996-QS5-I  1996-QS5-II 1996-QS6 1996-S1 1996-S2 1996-S3 1996-S4 1996-S5 1996-S6
1996-S7 1996-S8 1996-S9 1996-S10  1996-S11  1996-S12  1996-S13 1996-S14 1996-S15
1996-S16 1996-S17 1996-S18 1996-S19 1996-S20 1996-WH1A 1996-WH1B 1996-WH2
1996-WH3 1996-WH4 1996-WH4B 1996-WH4C 1996-WH4D 1996-WH4E 1996-WH4F  1996-WH4G-I
1996-WH4G-II  1996-WH5 1996-WH6 1996-WH7 1996-WH9 1996-WH10  1996-WH11 1996-WH12
1996-WH14 1996-WH15A 1996-WH15B 1996-WH15C

EXHIBIT II

RESIDENTIAL FUNDING CORPORATION

SERVICED SERIES WITH INITIAL CUTOFF DATE PRIOR TO SEPTEMBER 30, 1996
DECEMBER 31, 1996
-------------------------------------------------------------------------------




Loans Serviced for Others:

    Citizens Thrift & Loan Association

         Pool 5001

    Liberty Lending Services, Inc.
         Pool 5900

    Metropolitan Bank
         Pool 5901

    Owensboro National Bank
         Pool 5002

    Salomon Brothers Realty
         Pool 5005

    Argo Federal Savings Bank
         Pools 5000 & 5004